UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Fort Lauderdale, FL 33312

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

VPR Brands, LP, a Delaware limited partnership (the “Registrant”), is filing this Current Report on Form 8-K to clarify the number of authorized units stated on the Registrant’s Condensed Balance Sheet included in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 17, 2019 (the “Form 10-Q”). The Registrant’s Condensed Balance Sheet in the Form 10-Q incorrectly stated that the Registrant is authorized to issue up to 100 million (100,000,000) limited partnership interests referred to as common units (the “Common Units”). However, under Section 5.6 of the Registrant’s partnership agreement, dated September 19, 2009, as amended (the “Partnership Agreement”), the Registrant is authorized to issue an unlimited number of additional partnership interests for the consideration and on the terms and conditions determined by Soleil Capital Management LLC, the Registrant’s General Partner, without the approval of the unitholders. Also, in accordance with the Delaware Limited Partnership Act and the provisions of the Partnership Agreement, the Registrant may also issue additional partnership interests that, as determined by its General Partner, may have rights to distributions or special voting rights to which the Common Units are not entitled. The Common Unitholders do not have preemptive rights under the Partnership Agreement to acquire additional Common Units or other partnership interests. The foregoing descriptions of the Partnership Agreement and the First Amendment thereto, dated September 10, 2015 (the “First Amendment”), are not complete descriptions of all of the terms of the Partnership Agreement and the First Amendment, and such descriptions are qualified in their entireties by reference to the Partnership Agreement and the First Amendment, copies of which are incorporated by reference as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

The Registrant does not believe that the foregoing clarification is material as to warrant an amendment to the Form 10-Q. The Registrant will ensure that such disclosure is accurate in future filings.

Also, the Security Details tab of the Registrant’s company page on the OTC Markets website incorrectly states that the Registrant is authorized to issue up to 99 billion (99,000,000,000) Common Units. That inaccuracy is due to the fact that the number of authorized shares is a required filed and defaulted to that number.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporated by Reference
3.1	Agreement of Limited Partnership of Soleil Capital L.P. dated June 19, 2009	Filed as Exhibit 3.2 to the Registrant’s Form 10-K for the fiscal year ended December 31, 2009.
3.2	First Amendment to Limited Partnership Agreement of Soleil Capital L.P., dated September 10, 2015	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed on September 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2019	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer and Chief Financial Officer